Diamond Hill Large Cap Concentrated ETF

Schedule of Investments

September 30, 2025 (Unaudited)

Common Stocks - 99.9%	Shares	Fair Value
Communication Services - 3.8%
Walt Disney Co. (The)	11,172	$1,279,194

Consumer Discretionary - 8.2%
Amazon.com, Inc. (a)	5,363	1,177,554
General Motors Co.	26,491	1,615,156
		2,792,710
Consumer Staples - 10.1%
Colgate-Palmolive Co.	23,523	1,880,429
Sysco Corp.	18,985	1,563,225
		3,443,654
Energy - 4.9%
ConocoPhillips	17,470	1,652,487

Financials - 26.0%
American International Group, Inc.	36,423	2,860,663
Aon plc, Class A	5,068	1,807,148
Berkshire Hathaway, Inc., Class B (a)	4,460	2,242,220
Capital One Financial Corp.	9,178	1,951,059
		8,861,090
Health Care - 14.2%
Abbott Laboratories	14,762	1,977,222
Labcorp Holdings, Inc.	5,296	1,520,270
Zoetis, Inc.	9,069	1,326,976
		4,824,468
Industrials - 14.6%
Ferguson Enterprises, Inc.	7,040	1,581,043
Union Pacific Corp.	6,624	1,565,715
Waste Management, Inc.	8,347	1,843,268
		4,990,026
Information Technology - 9.4%
Salesforce, Inc.	4,917	1,165,329
Texas Instruments, Inc.	11,164	2,051,162
		3,216,491

Diamond Hill Large Cap Concentrated ETF

Schedule of Investments (Continued)

September 30, 2025 (Unaudited)

Common Stocks - 99.9% (Continued)	Shares	Fair Value
Materials - 4.7%
Martin Marietta Materials, Inc.	2,547	$1,605,323

Real Estate - 4.0%
SBA Communications Corp., Class A	7,018	1,356,930

Total Common Stocks (Cost $30,406,374)		$34,022,373

Registered Investment Companies - 0.0% (b)	Shares	Fair Value
State Street Institutional US Government Money Market Fund - Premier Class, 4.09% (c) (Cost $11,128)	11,128	$11,128

Total Investment Securities - 99.9% (Cost $30,417,502)		$34,033,501

Other Assets in Excess of Liabilities - 0.1%		23,699

Net Assets - 100.0%		$34,057,200

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	The rate shown is the 7-day effective yield as of September 30, 2025.

plc - Public Limited Company